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                            CERTIFICATE OF AMENDMENT


                                       TO


                              CERTIFICATE OF TRUST


                                       OF


                         CREDIT SUISSE OPPORTUNITY FUNDS

         This Amendment to the Certificate of Trust is filed in accordance with the provisions of the Delaware Business Trust Act (12 Del. C. Section 3810) and sets forth the following:

-    FIRST: The name of the trust is CREDIT SUISSE OPPORTUNITY FUNDS (THE
     "TRUST").

SECOND: Section 6.2 of the Declaration of Trust is hereby amended to change the name of the portfolio of Trust as follows:

               To change the name of the Credit Suisse International Equity II Fund of the Trust to be the "Credit Suisse International Fund".

-    THIRD: This certificate shall be effective DECEMBER 12, 2001.


                                BY: /s/ Steven N. Rappaport
                                   ---------------------------------
                                    as Trustee, and not individually

                                 NAME:  Steven N. Rappaport

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                            CERTIFICATE OF AMENDMENT


                                       TO


                              CERTIFICATE OF TRUST


                                       OF


                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS





         This Amendment to the Certificate of Trust is filed in accordance with the provisions of the Delaware Business Trust Act (12 Del. C. Section 3810) and sets forth the following:

- FIRST: The name of the trust is CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS (THE "TRUST").

-    SECOND: Article One of the Certificate of Trust is amended as follows:

     THE NAME OF THE TRUST IS CREDIT SUISSE OPPORTUNITY FUNDS.

- THIRD: Section 6.2 of the Declaration of Trust is also hereby amended to change the name of the portfolios of Trust as follows:

                    To change the name of the Credit Suisse Warburg Pincus High Income Fund of the Trust to be the "Credit Suisse High Income Fund";

                    To change the name of the Credit Suisse Warburg Pincus Muncipal Money Fund of the Trust to be the "Credit Suisse Municipal Money Fund";

                    To change the name of the Credit Suisse Warburg Pincus International Equity II Fund of the Trust to be the "Credit Suisse International Equity II Fund";

                    To change the name of the Credit Suisse Warburg Pincus U.S. Government Money Fund of the Trust to be the "Credit Suisse U.S. Government Money Fund."

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-    THIRD: This certificate shall be effective DECEMBER 12, 2001.

                    BY:/s/ Steven N. Rappaport
                       -----------------------
                               as Trustee, and not individually

                   NAME:  Steven N. Rappaport